EXHIBIT 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675 email: investorrelations@ace.bm

This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

	ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2-3
	- Summary Consolidated Balance Sheets	4
	- Consolidated Premiums by Line of Business	5
	- Consolidating Statement of Operations	6-7

III.	Segment Results
	- Insurance-North American	8
	- Insurance-Overseas General	9
	- Global Reinsurance	10-11
	- Financial Services	12
	- Life Insurance and Reinsurance	13

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	14
	- Reinsurance Recoverable Analysis	15-18
	- Investment Portfolio	19
	- Net Realized and Unrealized Gains (Losses)	20
	- Capital Structure	21
	- Computation of Basic and Diluted Earnings Per Share	22

V.	Other Disclosures
	- Non-GAAP Financial Measures	23
	- Book Value per Ordinary Share	24
	- Comprehensive Income	25
	- Glossary	26

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data and ratios) (Unaudited)

	Three months ended June 30		% Change 2Q-06 vs.	Six months ended June 30		% Change YTD-06 vs.
	2006	2005	2Q-05	2006	2005	YTD-05
Gross premiums written	$4,583	$4,213	9%	$9,094	$8,756	4%

Net premiums written	$3,066	$2,909	5%	$6,376	$6,275	2%

Net premiums earned	$2,906	$2,921	-1%	$5,711	$5,798	-2%

Net investment income	$390	$305	28%	$759	$590	29%

Net income	$573	$467	23%	$1,062	$904	17%

Income excluding net realized gains (losses) and cumulative effect (1)	$579	$443	31%	$1,056	$898	18%

Comprehensive income	$375	$571	NM	$782	$722	8%

Operating cash flow	$882	$1,093	-19%	$1,968	$2,306	-15%

Property and Casualty Combined ratio
Loss and loss expense ratio	61.1%	64.0%		60.8%	63.3%
Underwriting and administrative expense ratio	26.7%	26.3%		28.1%	26.2%

Combined ratio	87.8%	90.3%		88.9%	89.5%
Annualized ROE*	19.3%	17.9%		17.9%	18.2%
Annualized ROE, excluding FAS 115*	19.5%	18.7%		18.1%	19.4%

Effective tax rate on income excluding net realized gains (losses) and cumulative effect	19%	21%		20%	21%

Diluted earnings per share

Income excluding net realized gains (losses) and cumulative effect(1)	$1.74	$1.50	16%	$3.17	$3.04	4%
Net income	$1.72	$1.58	9%	$3.18	$3.06	4%
Book value per ordinary share	$36.60	$34.51	6%	$36.60	$34.51	6%
Tangible book value per ordinary share	$28.29	$25.13	13%	$28.29	$25.13	13%

Weighted average basic ordinary shares outstanding	321.4	284.0		321.3	283.6
Weighted average diluted ordinary shares outstanding	326.1	288.5		326.2	288.2

Debt/ total capitalization	15.9%	15.5%		15.9%	15.5%

(1) See page 23 Non-GAAP Financial Measures.

* Calculated using income excluding net realized gains (losses) and cumulative effect of a change in accounting principle (cumulative effect)

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated	2Q-06	1Q-06	4Q-05	3Q-05	2Q-05	YTD 2006	YTD 2005	Full Year 2005
Property and Casualty(1)
Gross premiums written	$4,514	$4,400	$3,757	$3,989	$4,138	$8,914	$8,458	$16,204
Net premiums written	2,996	3,200	2,596	2,616	2,834	6,196	5,979	11,191
Net premiums earned	2,809	2,708	2,786	2,773	2,769	5,517	5,496	11,055
Losses and loss expenses	1,716	1,639	2,139	2,494	1,773	3,355	3,479	8,112
Policy acquisition costs	422	413	414	417	423	835	804	1,635
Administrative expenses	328	390	289	301	306	718	634	1,224

P&C underwriting income (loss)	$343	$266	$(56)	$(439)	$267	$609	$579	$84

Financial Services underwriting income (loss)	(7)	(8)	—	(58)	14	(15)	15	(43)
Life underwriting income excluding investment income	20	20	17	15	14	40	30	62
Net investment income	390	369	354	320	305	759	590	1,264
Net realized gains (losses)	(7)	7	(25)	83	32	—	18	76
Interest expense	45	43	46	43	43	88	85	174
Other (income) expense	(13)	(8)	4	(25)	(6)	(21)	(11)	(32)
Income tax expense (benefit)	134	134	4	15	128	268	254	273
Cumulative effect of a change in accounting principle, net of tax	—	4	—	—	—	4	—	—

Net income (loss)	$573	$489	$236	$(112)	$467	$1,062	$904	$1,028
Net realized gains (losses)	(7)	7	(25)	83	32	—	18	76
Tax expense (benefit) on net realized gains (losses)	(1)	(1)	(17)	8	8	(2)	12	3
Cumulative effect of a change in accounting principle, net of tax	—	4	—	—	—	4	—	—

Income (loss) excluding net realized gains (losses) and cumulative effect (2)	$579	$477	$244	$(187)	$443	$1,056	$898	$955

% Change versus prior year period(1)
Property and Casualty net premiums written	6%	2%	2%	-1%	2%	4%	4%	2%
Property and Casualty net premiums earned	1%	-1%	2%	3%	7%	0%	11%	7%
Other ratios
Net premiums written/gross premiums written	66%	73%	69%	66%	68%	70%	71%	69%
Effective tax rate on income excluding net realized gains (losses) and cumulative effect	19%	22%	8%	-4%	21%	20%	21%	22%

(1) Property and casualty excluding Financial Services and Life is presented to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(2) See page 23 Non-GAAP Financial Measures.

Consolidated Results	Page 2

ACE Limited Consolidated Results - Consecutive Quarters - 2 (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-06	1Q-06	4Q-05	3Q-05	2Q-05	YTD 2006	YTD 2005	Full Year 2005
Combined ratio
Loss and loss expense ratio	61.6%	61.2%	76.5%	92.6%	64.4%	61.4%	63.9%	74.5%
Policy acquisition cost ratio	14.9%	15.2%	15.0%	13.9%	14.8%	15.0%	14.2%	14.3%
Administrative expense ratio	11.7%	14.2%	10.5%	10.1%	10.9%	12.9%	11.4%	10.8%

Combined ratio	88.2%	90.6%	102.0%	116.6%	90.1%	89.3%	89.5%	99.6%

Property and Casualty (1)

	2Q-06	1Q-06	4Q-05	3Q-05	2Q-05	YTD 2006	YTD 2005	Full Year 2005
Combined ratio (1)
Loss and loss expense ratio	61.1%	60.5%	76.8%	90.0%	64.0%	60.8%	63.3%	73.4%
Policy acquisition cost ratio	15.0%	15.3%	14.8%	15.1%	15.2%	15.1%	14.6%	14.8%
Administrative expense ratio	11.7%	14.4%	10.4%	10.9%	11.1%	13.0%	11.6%	11.0%

Combined ratio	87.8%	90.2%	102.0%	116.0%	90.3%	88.9%	89.5%	99.2%

Large losses and other items (1)
Catastrophe and other large losses (before tax)	$2	$3	$360	$756	$—	$5	$3	$1,119
Prior period development - unfavorable (favorable)(2)	$(16)	$(38)	$25	$27	$27	$(54)	$56	$108

(1) Property and casualty excluding Financial Services and Life is presented to allow for comparison and analysis with earnings guidance. See Financial Services schedule for details related to that segment.

(2) See Financial Services schedule for prior period development related to that segment.

Consolidated Results 2	Page 3

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	June 30 2006	March 31 2006	December 31 2005
	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$25,962	$25,411	$24,285
Fixed maturities held to maturity, at amortized cost	3,141	3,107	3,076
Equity securities, at fair value	1,466	1,600	1,507
Short-term investments, at fair value	3,125	2,452	2,299
Other investments	669	687	675

Total investments	34,363	33,257	31,842

Cash	552	398	512
Securities lending collateral	1,285	1,782	1,723
Insurance and reinsurance balances receivable	3,941	3,742	3,343
Reinsurance recoverable	15,270	15,569	15,463
Deferred policy acquisition costs	1,090	1,032	930
Prepaid reinsurance premiums	1,708	1,505	1,346
Goodwill	2,703	2,703	2,703
Deferred tax assets	1,243	1,271	1,314
Investments in partially owned insurance companies	894	885	876
Other assets	2,341	2,703	2,388

Total assets	$65,390	$64,847	$62,440

Liabilities
Unpaid losses and loss expenses	$35,564	$35,508	$35,055
Unearned premiums	6,963	6,554	5,884
Future policy benefits for life and annuity contracts	521	519	521
Insurance and reinsurance balances payable	2,484	2,346	2,405
Deposit liabilities	348	318	350
Securities lending payable	1,285	1,782	1,723
Payable for securities purchased	1,466	1,588	701
Accounts payable, accrued expenses and other liabilities	1,564	1,654	1,569
Short-term debt	800	300	300
Long-term debt	1,620	1,812	1,811
Trust preferred securities	309	309	309

Total liabilities	52,924	52,690	50,628

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	12,414	11,907	11,480
Accumulated other comprehensive income (AOCI)	52	250	332

Total shareholders’ equity	12,466	12,157	11,812

Total liabilities and shareholders’ equity	$65,390	$64,847	$62,440

Book value per ordinary share (1)	$36.60	$35.68	$34.81
Tangible book value per ordinary share (1)	$28.29	$27.37	$26.45

(1) See page 23 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 4

ACE Limited Consolidated Premiums by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-06	% of Total Consolidated	2Q-05	% of Total Consolidated	% Change 2Q-06 vs. 2Q-05	YTD 2006	% of Total Consolidated	YTD 2005	% of Total Consolidated	% Change YTD-06 vs. YTD-05
Net premiums written
Property and all other	$927	30%	$798	27%	16%	$1,885	30%	$1,784	28%	6%
Casualty	1,709	56%	1,713	59%	0%	3,584	56%	3,542	57%	1%
Personal accident	360	12%	323	11%	11%	727	11%	653	10%	11%

Total P&C	2,996	98%	2,834	97%	6%	6,196	97%	5,979	95%	4%

Life	66	2%	60	2%	10%	127	2%	120	2%	6%
Financial Services	4	0%	15	1%	-73%	53	1%	176	3%	-70%

Total Consolidated	$3,066	100%	$2,909	100%	5%	$6,376	100%	$6,275	100%	2%

Net premiums earned
Property and all other	$779	27%	$804	27%	-3%	$1,522	27%	$1,621	28%	-6%
Casualty	1,673	58%	1,652	57%	1%	3,302	58%	3,263	56%	1%
Personal accident	357	12%	313	11%	14%	693	12%	612	11%	13%

Total P&C	2,809	97%	2,769	95%	1%	5,517	97%	5,496	95%	0%

Life	66	2%	60	2%	10%	127	2%	120	2%	6%
Financial Services	31	1%	92	3%	-66%	67	1%	182	3%	-63%

Total Consolidated	$2,906	100%	$2,921	100%	-1%	$5,711	100%	$5,798	100%	-2%

Line of Business	Page 5

ACE Limited Consolidating Statement of Operations Three months ended June 30, 2006 and 2005 (in millions of U.S. dollars)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	Life Insurance & Reinsurance	ACE Consolidated
June 30, 2006
Gross premiums written	$2,612	$1,485	$417	$—	$4,514	$3	$66	$4,583
Net premiums written	1,498	1,083	415	—	2,996	4	66	3,066
Net premiums earned	1,336	1,086	387	—	2,809	31	66	2,906
Losses and loss expenses	934	585	197	—	1,716	32	—	1,748
Life and annuity benefits	—	—	—	—	—	—	34	34
Policy acquisition costs	119	219	84	—	422	2	4	428
Administrative expenses	121	152	18	37	328	4	8	340

Underwriting income (loss)	162	130	88	(37)	343	(7)	20	356

Net investment income	175	91	55	23	344	37	9	390
Net realized gains (losses)	(29)	4	(3)	25	(3)	(3)	(1)	(7)
Interest expense	5	—	—	40	45	—	—	45
Other (income) expense	1	—	—	—	1	(14)	—	(13)
Income tax expense (benefit)	88	44	8	(11)	129	5	—	134

Net income (loss)	214	181	132	(18)	509	36	28	573

Net realized gains (losses)	(29)	4	(3)	25	(3)	(3)	(1)	(7)
Tax expense (benefit) on net realized gains (losses)	(6)	5	(1)	—	(2)	1	—	(1)

Income (loss) excluding net realized gains (losses) (1)	$237	$182	$134	$(43)	$510	$40	$29	$579

June 30, 2005
Gross premiums written	$2,344	$1,425	$369	$—	$4,138	$15	$60	$4,213
Net premiums written	1,412	1,059	363	—	2,834	15	60	2,909
Net premiums earned	1,319	1,078	372	—	2,769	92	60	2,921
Losses and loss expenses	948	609	206	10	1,773	70	—	1,843
Life and annuity benefits	—	—	—	—	—	—	38	38
Policy acquisition costs	130	216	77	—	423	1	5	429
Administrative expenses	111	140	16	39	306	7	3	316

Underwriting income (loss)	130	113	73	(49)	267	14	14	295

Net investment income	142	80	40	3	265	30	10	305
Net realized gains (losses)	14	34	6	(52)	2	3	27	32
Interest expense	5	—	—	38	43	—	—	43
Other (income) expense	1	5	1	—	7	(13)	—	(6)
Income tax expense (benefit)	81	49	9	(17)	122	7	(1)	128

Net income (loss)	199	173	109	(119)	362	53	52	467

Net realized gains (losses)	14	34	6	(52)	2	3	27	32
Tax expense (benefit) on net realized gains (losses)	2	7	—	—	9	(1)	—	8

Income (loss) excluding net realized gains (losses) (1)	$187	$146	$103	$(67)	$369	$49	$25	$443

(1) See page 23 Non-GAAP Financial Measures.

Segment 2006 Qtr	Page 6

ACE Limited Consolidating Statement of Operations Six months ended June 30, 2006 and 2005 (in millions of U.S. dollars)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	Life Insurance & Reinsurance	ACE Consolidated
June 30, 2006
Gross premiums written	$4,824	$3,069	$1,021	$—	$8,914	$53	$127	$9,094
Net premiums written	2,952	2,229	1,015	—	6,196	53	127	6,376
Net premiums earned	2,634	2,125	758	—	5,517	67	127	5,711
Losses and loss expenses	1,809	1,151	394	1	3,355	73	—	3,428
Life and annuity benefits	—	—	—	—	—	—	62	62
Policy acquisition costs	262	413	160	—	835	4	10	849
Administrative expenses	236	297	32	153	718	5	15	738

Underwriting income (loss)	327	264	172	(154)	609	(15)	40	634

Net investment income	343	176	103	46	668	72	19	759
Net realized gains (losses)	(35)	8	(9)	48	12	(3)	(9)	—
Interest expense	10	—	—	78	88	—	—	88
Other (income) expense	—	6	1	—	7	(28)	—	(21)
Income tax expense (benefit)	176	100	20	(36)	260	9	(1)	268
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	—	4

Net income (loss)	449	342	245	(98)	938	73	51	1,062

Net realized gains (losses)	(35)	8	(9)	48	12	(3)	(9)	—
Tax expense (benefit) on net realized gains (losses)	(8)	7	(1)	(1)	(3)	1	—	(2)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	—	4

Income (loss) excluding net realized gains (losses) and cumulative effect (1)	$476	$341	$253	$(151)	$919	$77	$60	$1,056

June 30, 2005
Gross premiums written	$4,494	$3,059	$905	$—	$8,458	$178	$120	$8,756
Net premiums written	2,837	2,252	890	—	5,979	176	120	6,275
Net premiums earned	2,604	2,164	728	—	5,496	182	120	5,798
Losses and loss expenses	1,840	1,219	411	9	3,479	153	—	3,632
Life and annuity benefits	—	—	—	—	—	—	73	73
Policy acquisition costs	247	407	150	—	804	3	10	817
Administrative expenses	222	286	31	95	634	11	7	652

Underwriting income (loss)	295	252	136	(104)	579	15	30	624

Net investment income	273	154	79	3	509	62	19	590
Net realized gains (losses)	3	52	—	(57)	(2)	9	11	18
Interest expense	10	—	1	74	85	—	—	85
Other (income) expense	1	11	2	—	14	(25)	—	(11)
Income tax expense (benefit)	161	101	18	(38)	242	13	(1)	254

Net income (loss)	399	346	194	(194)	745	98	61	904

Net realized gains (losses)	3	52	—	(57)	(2)	9	11	18
Tax expense (benefit) on net realized gains (losses)	(1)	12	—	—	11	1	—	12

Income (loss) excluding net realized gains (losses) (1)	$395	$306	$194	$(137)	$758	$90	$50	$898

(1) See page 23 Non-GAAP Financial Measures.

Segment 2006 YTD	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	2Q-06	1Q-06	4Q-05	3Q-05	2Q-05	YTD 2006	YTD 2005	Full Year 2005
Gross premiums written	$2,612	$2,212	$2,086	$2,250	$2,344	$4,824	$4,494	$8,830
Net premiums written	1,498	1,454	1,306	1,307	1,412	2,952	2,837	5,450
Net premiums earned	1,336	1,298	1,343	1,338	1,319	2,634	2,604	5,285
Losses and loss expenses	934	875	1,105	1,173	948	1,809	1,840	4,118
Policy acquisition costs	119	143	111	134	130	262	247	492
Administrative expenses	121	115	91	96	111	236	222	409

Underwriting income (loss)	162	165	36	(65)	130	327	295	266

Net investment income	175	168	153	139	142	343	273	565
Net realized gains (losses)	(29)	(6)	(19)	10	14	(35)	3	(6)
Interest expense	5	5	5	6	5	10	10	21
Other (income) expense	1	(1)	14	(1)	1	0	1	14
Income tax expense (benefit)	88	88	37	10	81	176	161	208

Net income	214	235	114	69	199	449	399	582

Net realized gains (losses)	(29)	(6)	(19)	10	14	(35)	3	(6)
Tax expense (benefit) on net realized gains (losses)	(6)	(2)	(9)	2	2	(8)	(1)	(8)

Income (loss) excluding net realized gains (losses) (1)	$237	$239	$124	$61	$187	$476	$395	$580

Combined ratio
Loss and loss expense ratio	69.9%	67.4%	82.3%	87.7%	71.9%	68.7%	70.7%	77.9%
Policy acquisition cost ratio	8.9%	11.0%	8.3%	10.0%	9.8%	9.9%	9.5%	9.3%
Administrative expense ratio	9.1%	8.9%	6.7%	7.2%	8.4%	9.0%	8.5%	7.7%

Combined ratio	87.9%	87.3%	97.3%	104.9%	90.1%	87.6%	88.7%	94.9%

Large losses and other items (before tax)
Catastrophe and other large losses (before tax)	$—	$—	$114	$203	$—	$—	$—	$317
Prior period development - unfavorable (favorable)	$9	$(2)	$30	$22	$51	$7	$73	$125
% Change versus prior year period
Net premiums written	6%	2%	9%	-4%	6%	4%	12%	7%
Net premiums earned	1%	1%	8%	7%	12%	1%	19%	13%

Other ratios
Net premiums written/gross premiums written	57%	66%	63%	58%	60%	61%	63%	62%

(1) See page 23 Non-GAAP Financial Measures.

Insurance-North American	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	2Q-06	1Q-06	4Q-05	3Q-05	2Q-05	YTD 2006	YTD 2005	Full Year 2005
Gross premiums written	$1,485	$1,584	$1,388	$1,328	$1,425	$3,069	$3,059	$5,775
Net premiums written	1,083	1,146	1,014	929	1,059	2,229	2,252	4,195
Net premiums earned	1,086	1,039	1,048	1,027	1,078	2,125	2,164	4,239
Losses and loss expenses	585	566	679	685	609	1,151	1,219	2,583
Policy acquisition costs	219	194	224	205	216	413	407	836
Administrative expenses	152	145	137	143	140	297	286	566

Underwriting income (loss)	130	134	8	(6)	113	264	252	254

Net investment income	91	85	83	82	80	176	154	319
Net realized gains (losses)	4	4	(18)	17	34	8	52	51
Interest expense	—	—	—	—	—	—	—	—
Other (income) expense	—	6	—	5	5	6	11	16
Income tax expense (benefit)	44	56	(17)	23	49	100	101	107

Net income	181	161	90	65	173	342	346	501

Net realized gains (losses)	4	4	(18)	17	34	8	52	51
Tax expense (benefit) on net realized gains (losses)	5	2	(4)	5	7	7	12	13

Income excluding net realized gains (losses) (1)	$182	$159	$104	$53	$146	$341	$306	$463

Combined ratio
Loss and loss expense ratio	53.8%	54.5%	64.8%	66.8%	56.4%	54.2%	56.3%	60.9%
Policy acquisition cost ratio	20.1%	18.7%	21.3%	20.0%	20.0%	19.4%	18.8%	19.7%
Administrative expense ratio	14.1%	13.9%	13.2%	13.8%	13.1%	14.0%	13.2%	13.4%

Combined ratio	88.0%	87.1%	99.3%	100.6%	89.5%	87.6%	88.3%	94.0%

Large losses and other items
Catastrophe and other large losses (before tax)	$—	$—	$80	$121	$—	$—	$—	$201
Prior period development - unfavorable (favorable)	$(21)	$(39)	$9	$10	$(21)	$(60)	$(14)	$5

% Change versus prior year period
Net premiums written	2%	-4%	-6%	-5%	-3%	-1%	-1%	-3%
Net premiums earned	1%	-4%	-7%	-5%	1%	-2%	4%	-1%

Other ratios
Net premiums written/gross premiums written	73%	72%	73%	70%	74%	73%	74%	73%

(1) See page 23 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	2Q-06	1Q-06	4Q-05	3Q-05	2Q-05	YTD 2006	YTD 2005	Full Year 2005
Gross premiums written	$417	$604	$283	$411	$369	$1,021	$905	$1,599
Net premiums written	415	600	276	380	363	1,015	890	1,546
Net premiums earned	387	371	395	408	372	758	728	1,531
Losses and loss expenses	197	197	354	637	206	394	411	1,402
Policy acquisition costs	84	76	79	78	77	160	150	307
Administrative expenses	18	14	13	16	16	32	31	60

Underwriting income (loss)	88	84	(51)	(323)	73	172	136	(238)

Net investment income	55	48	49	45	40	103	79	173
Net realized gains (losses)	(3)	(6)	(11)	7	6	(9)	—	(4)
Interest expense	—	—	1	1	—	—	1	3
Other (income) expense	—	1	1	1	1	1	2	4
Income tax expense (benefit)	8	12	5	(12)	9	20	18	11

Net income (loss)	132	113	(20)	(261)	109	245	194	(87)

Net realized gains (losses)	(3)	(6)	(11)	7	6	(9)	—	(4)
Tax expense (benefit) on net realized gains (losses)	(1)	—	(1)	1	—	(1)	—	—

Income (loss) excluding net realized gains (losses) (1)	$134	$119	$(10)	$(267)	$103	$253	$194	$(83)

Combined ratio
Loss and loss expense ratio	51.0%	53.0%	89.6%	156.2%	55.4%	52.0%	56.5%	91.6%
Policy acquisition cost ratio	21.7%	20.4%	20.0%	19.1%	20.7%	21.1%	20.6%	20.1%
Administrative expense ratio	4.6%	3.9%	3.4%	4.0%	4.1%	4.2%	4.2%	3.9%

Combined ratio	77.3%	77.3%	113.0%	179.3%	80.2%	77.3%	81.3%	115.6%

Large losses and other items
Catastrophe and other large losses (before tax)	$2	$3	$166	$432	$—	$5	$3	$601
Prior period development - unfavorable (favorable)	$(4)	$3	$(14)	$(5)	$(3)	$(1)	$(3)	$(22)

(1) See page 23 Non-GAAP Financial Measures.

Global Reinsurance	Page 10

ACE Limited Segment Results - Consecutive Quarters - 2 (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	2Q-06	1Q-06	4Q-05	3Q-05	2Q-05	YTD 2006	YTD 2005	Full Year 2005
% Change versus prior year period
Net premiums written	14%	14%	-1%	26%	-1%	14%	-5%	2%
Net premiums earned	4%	4%	10%	16%	7%	4%	7%	10%

Other ratios
Net premiums written/gross premiums written	100%	99%	98%	92%	98%	99%	98%	97%

Global Reinsurance - By Division

	2Q-06	1Q-06	4Q-05	3Q-05	2Q-05	YTD 2006	YTD 2005	Full Year 2005
Gross premiums written
Tempest Europe	$56	$104	$60	$78	$49	$160	$154	$292
Tempest USA	249	295	193	234	228	544	476	903
Tempest Bermuda	112	205	30	99	92	317	275	404

Total	$417	$604	$283	$411	$369	$1,021	$905	$1,599

Net premiums written
Tempest Europe	$53	$101	$58	$74	$46	$154	$148	$280
Tempest USA	249	295	193	231	227	544	474	898
Tempest Bermuda	113	204	25	75	90	317	268	368

Total	$415	$600	$276	$380	$363	$1,015	$890	$1,546

Net premiums earned
Tempest Europe	$68	$70	$74	$79	$66	$138	$142	$295
Tempest USA	231	215	222	223	230	446	442	887
Tempest Bermuda	88	86	99	106	76	174	144	349

Total	$387	$371	$395	$408	$372	$758	$728	$1,531

Net premiums written/gross premiums written
Tempest Europe	95%	97%	97%	95%	94%	96%	96%	96%
Tempest USA	100%	100%	100%	99%	100%	100%	100%	99%
Tempest Bermuda	101%	100%	83%	76%	98%	100%	97%	91%

Total NPW/GPW	100%	99%	98%	92%	98%	99%	98%	97%

Global Reinsurance 2	Page 11

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Financial Services

	2Q-06	1Q-06	4Q-05	3Q-05	2Q-05	YTD 2006	YTD 2005	Full Year 2005
Gross premiums written	$3	$50	$(30)	$211	$15	$53	$178	$359
Net premiums written	4	49	(35)	212	15	53	176	353
Net premiums earned	31	36	6	257	92	67	182	445
Losses and loss expenses	32	41	(4)	310	70	73	153	459
Policy acquisition costs	2	2	6	2	1	4	3	11
Administrative expenses	4	1	4	3	7	5	11	18

Underwriting income (loss)	(7)	(8)	—	(58)	14	(15)	15	(43)

Net investment income	37	35	36	35	30	72	62	133
Net realized gains (losses)	(3)	—	6	7	3	(3)	9	22
Interest expense	—	—	—	—	—	—	—	—
Other (income) expense	(14)	(14)	(10)	(30)	(13)	(28)	(25)	(65)
Income tax expense (benefit)	5	4	(7)	10	7	9	13	16

Net income	36	37	59	4	53	73	98	161

Net realized gains (losses)	(3)	—	6	7	3	(3)	9	22
Tax expense (benefit) on net realized gains (losses)	1	—	(3)	—	(1)	1	1	(2)

Income (loss) excluding net realized gains (losses) (1)	$40	$37	$50	$(3)	$49	$77	$90	$137

Combined ratio
Loss and loss expense ratio	106.0%	113.8%	-66.6%	120.7%	76.0%	110.1%	84.0%	103.0%
Policy acquisition cost ratio	6.0%	6.4%	91.8%	0.9%	1.4%	6.2%	1.8%	2.6%
Administrative expense ratio	9.2%	4.1%	64.7%	1.4%	6.7%	6.5%	5.7%	4.0%

Combined ratio	121.2%	124.3%	89.9%	123.0%	84.1%	122.8%	91.5%	109.6%

Large losses and other items
Catastrophe and other large losses (before tax)	$—	$—	$—	$240	$—	$—	$—	$240
Prior period development - unfavorable (favorable)	$2	$6	$(17)	$2	$(8)	$8	$(7)	$(22)

% Change versus prior year period
Net premiums written	-73%	-70%	-230%	212%	15%	-70%	-20%	12%
Net premiums earned	-66%	-60%	-94%	132%	-31%	-63%	-42%	-14%

Other ratios
Net premiums written/gross premiums written	133%	98%	117%	100%	100%	100%	99%	98%

(1) See page 23 Non-GAAP Financial Measures.

Financial Services	Page 12

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life Insurance and Reinsurance

	2Q-06	1Q-06	4Q-05	3Q-05	2Q-05	YTD 2006	YTD 2005	Full Year 2005
Gross premiums written	$66	$61	$67	$61	$60	$127	$120	$248
Net premiums written	66	61	67	61	60	127	120	248
Net premiums earned	66	61	67	61	60	127	120	248
Life and annuity benefits	34	28	35	35	38	62	73	143
Policy acquisition costs	4	6	7	7	5	10	10	24
Administrative expenses	8	7	8	4	3	15	7	19
Net investment income	9	10	7	10	10	19	19	36

Life underwriting income (1)	29	30	24	25	24	59	49	98
Net realized gains (losses)	(1)	(8)	3	5	27	(9)	11	19
Income tax expense (benefit)	—	(1)	—	(1)	(1)	(1)	(1)	(2)

Net income	28	23	27	31	52	51	61	119
Net realized gains (losses)	(1)	(8)	3	5	27	(9)	11	19
Tax expense (benefit) on net realized gains (losses)	—	—	—	—	—	—	—	—

Income excluding net realized gains (losses) (2)	$29	$31	$24	$26	$25	$60	$50	$100

(1) We assess the performance of our Life Insurance and Reinsurance business based on life underwriting income which includes net investment income.

(2) See page 23 Non-GAAP Financial Measures.

Life	Page 13

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2004	$31,483	$13,966	$17,517	$23,201	$8,427	$14,774	$8,282	$5,539	$2,743

Losses and loss expenses incurred	2,536	747	1,789	2,492	725	1,767	44	22	22
Losses and loss expenses paid	(1,998)	(763)	(1,235)	(1,817)	(661)	(1,156)	(181)	(102)	(79)
Other (incl. foreign exch. revaluation)	(595)	(595)	—	(669)	(670)	1	74	75	(1)

Balance at March 31, 2005	31,426	13,355	18,071	23,207	7,821	15,386	8,219	5,534	2,685

Losses and loss expenses incurred	2,811	968	1,843	2,791	957	1,834	20	11	9
Losses and loss expenses paid	(1,919)	(752)	(1,167)	(1,711)	(567)	(1,144)	(208)	(185)	(23)
Other (incl. foreign exch. revaluation)	(217)	(71)	(146)	(190)	(71)	(119)	(27)	—	(27)

Balance at June 30, 2005	32,101	13,500	18,601	24,097	8,140	15,957	8,004	5,360	2,644

Losses and loss expenses incurred	5,016	2,212	2,804	4,942	2,194	2,748	74	18	56
Losses and loss expenses paid	(2,342)	(892)	(1,450)	(2,187)	(799)	(1,388)	(155)	(93)	(62)
Other (incl. foreign exch. revaluation)	(101)	(55)	(46)	(101)	(54)	(47)	—	(1)	1

Balance at September 30, 2005	34,674	14,765	19,909	26,751	9,481	17,270	7,923	5,284	2,639

Losses and loss expenses incurred	2,956	821	2,135	2,804	705	2,099	152	116	36
Losses and loss expenses paid	(2,485)	(969)	(1,516)	(2,291)	(897)	(1,394)	(194)	(72)	(122)
Other (incl. foreign exch. revaluation)	(90)	(20)	(70)	(90)	(20)	(70)	—	—	—

Balance at December 31, 2005	35,055	14,597	20,458	27,174	9,269	17,905	7,881	5,328	2,553

Losses and loss expenses incurred	2,130	450	1,680	2,143	476	1,667	(13)	(26)	13
Losses and loss expenses paid	(1,686)	(503)	(1,183)	(1,486)	(353)	(1,133)	(200)	(150)	(50)
Other (incl. foreign exch. revaluation)	9	10	(1)	16	10	6	(7)	—	(7)

Balance at March 31, 2006	35,508	14,554	20,954	27,847	9,402	18,445	7,661	5,152	2,509

Losses and loss expenses incurred	2,378	630	1,748	2,349	618	1,731	29	12	17
Losses and loss expenses paid	(2,536)	(1,082)	(1,454)	(2,344)	(938)	(1,406)	(192)	(144)	(48)
Other (incl. foreign exch. revaluation)	214	69	145	212	69	143	2	—	2

Balance at June 30, 2006	$35,564	$14,171	$21,393	$28,064	$9,151	$18,913	$7,500	$5,020	$2,480

(1) The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service - Middle Market Worker’s Comp. reserves and the pre-1997 Westchester Specialty reserves.

Loss Reserve Rollforward	Page 14

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	June 30 2006	March 31 2006	December 31 2005
Reinsurance recoverable on paid losses and loss expenses
Active operations	$1,008	$940	$811
Brandywine	313	314	307
Westchester Run-off	41	59	53
Other Run-off	18	18	20

Total	$1,380	$1,331	$1,191

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,799	$10,072	$9,936
Brandywine	3,954	4,057	4,240
Westchester Run-off	683	683	699
Other Run-off	180	179	184

Total	$14,616	$14,991	$15,059

Gross reinsurance recoverable
Active operations	$10,807	$11,012	$10,747
Brandywine	4,267	4,371	4,547
Westchester Run-off	724	742	752
Other Run-off	198	197	204

Total	$15,996	$16,322	$16,250

Provision for uncollectible reinsurance
Active operations	$(538)	$(565)	$(586)
Brandywine	(166)	(164)	(174)
Westchester Run-off	(10)	(9)	(11)
Other Run-off	(12)	(15)	(16)

Total	$(726)	$(753)	$(787)

Net reinsurance recoverable
Active operations	$10,269	$10,447	$10,161
Brandywine	4,101	4,207	4,373
Westchester Run-off	714	733	741
Other Run-off	186	182	188

Total	$15,270	$15,569	$15,463

Reinsurance Recoverable	Page 15

ACE Limited Reinsurance Recoverable Analysis - 2 (in millions of U.S. dollars) (Unaudited)

Reinsurance Recoverable for Active Operations

	March 31, 2006
Categories	Recoverable	Provision	% of Gross
Top 10 reinsurers	$5,323	$69	1.3%
Other reinsurers balances >$20 million	2,659	87	3.3%
Other reinsurers balances <$20 million	645	57	8.8%
Mandatory pools and government agencies	608	3	0.5%
Structured settlements	220	1	0.5%
Captives	1,052	1	0.1%
Other(1)	504	347	68.8%

Total	$11,011	$565	5.1%

At March 31, 2006, $8 billion of the active operations’ recoverables were from rated reinsurers, of which 95.2% were rated the equivalent of A- or better by internationally recognized rating agencies. The Company held collateral of $2.9 billion, of which $1.6 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group	AGRI General Ins Co	Independence Blue Cross Group
Berkshire Hathaway Insurance Group	AIOI Insurance	ING Groep NV
Chubb Insurance Group	Allianz	IPCRe Ltd
Everest Re Group	Allied World Assurance Group	IRB - Brasil Resseguros S.A. Group
GE Insurance Solutions	Arch Capital	Liberty Mutual Insurance Companies
HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)	Aspen Insurance Holdings Ltd	Montpelier Reinsurance Ltd
Lloyd’s Of London	AVIVA	Partner Re
Munich Re Group	AXA	Platinum Underwriters
Swiss Re Group	Catalina Holdings Ltd	Renaissance Re Holdings Ltd
XL Capital Group	CIGNA	Royal & Sun Alliance Insurance Group
	CNA Insurance Companies	SCOR Group
	Converium Group	Sompo Japan Group
	Electric Insurance Company	St Paul Travelers Companies
	Endurance Specialty Holdings Ltd	Tawa UK Ltd
	Fairfax Financial	Toa Reinsurance Company
	Federal Crop Insurance Corp	White Mountains Insurance Group
	FM Global Group	WR Berkley Corp
	Gerling Global Group	Zurich Financial Services Group

(1) Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2) Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Active	Page 16

ACE Limited Reinsurance Recoverable Analysis - 3 (in millions of U.S. dollars) (Unaudited)

Consolidated Reinsurance Recoverable

	March 31, 2006
Categories	Recoverable	Provision	% of Gross
Top 10 reinsurers	$8,443	$96	1.1%
Other reinsurers balances >$20 million	3,915	179	4.6%
Other reinsurers balances <$20 million	908	88	9.7%
Mandatory pools and government agencies	616	3	0.5%
Structured settlements	522	2	0.4%
Captives	1,140	2	0.2%
Other(1)	778	383	49.2%

Total	$16,322	$753	4.6%

At March 31, 2006, $12.4 billion of ACE Limited recoverables were from rated reinsurers, of which 94.5% were rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group	AGRI General Ins Co	Dominion Insurance Co Ltd	Montpelier Reinsurance Ltd
Berkshire Hathaway Insurance Group	AIOI Insurance	Dukes Place Holdings	Partner Re
Equitas	Allianz	Electric Insurance Company	Platinum Underwriters
Everest Re Group	Allied World Assurance Group	Endurance Specialty Holdings Ltd	QBE Insurance
GE Insurance Solutions	Allstate Group	Fairfax Financial	Renaissance Re Holdings Ltd
HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)	Arch Capital	Federal Crop Insurance Corp	Royal & Sun Alliance Insurance Group
Lloyd’s Of London	Aspen Insurance Holdings Ltd	FM Global Group	SCOR Group
Munich Re Group	AVIVA	Gerling Global Group	Sompo Japan Group
Swiss Re Group	AXA	Hartford Insurance Group	St Paul Travelers Companies
XL Capital Group	Castlewood Holdings Limited	Independence Blue Cross Group	Tawa UK Ltd
	Catalina Holdings Ltd	ING Groep NV	Toa Reinsurance Company
	Chubb Insurance Group	IPCRe Ltd	Trenwick Group
	CIGNA	IRB - Brasil Resseguros S.A. Group	White Mountains Insurance Group
	CNA Insurance Companies	Liberty Mutual Insurance Companies	WR Berkley Corp
	Converium Group	Millea Holdings	Zurich Financial Services Group

(1) Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2) Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Consolidated	Page 17

ACE Limited Reinsurance Recoverable Analysis - 4 (in millions of U.S. dollars) (Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2005	$710	$481	$1,191
Provision at 12/31/05	32	304	336
% of gross	4.5%	63.2%	28.2%

Net balance at December 31, 2005(3)	$678	$177	$855

Gross balance at March 31, 2006	$869	$462	$1,331
Provision at 3/31/06	49	277	326
% of gross	5.6%	60.0%	24.5%

Net balance at March 31, 2006(3)	$820	$185	$1,005

Gross balance at June 30, 2006	$901	$479	$1,380
Provision at 6/30/06	44	247	291
% of gross	4.9%	51.6%	21.1%

Net balance at June 30, 2006(3)	$857	$232	$1,089

(1) General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2) Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(3) The current quarter split between general collections and other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Recoverable 4	Page 18

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	June 30 2006	March 31 2006	December 31 2005
Market Value
Fixed maturities available for sale	$25,962	$25,411	$24,285
Fixed maturities held to maturity	3,050	3,045	3,055
Short-term investments	3,125	2,452	2,299

Total	$32,137	$30,908	$29,639

Asset Allocation by Market Value
Treasury	$1,695	$1,873	$1,956
Agency	1,637	1,633	1,506
Corporate	7,365	7,530	7,646
Mortgage-backed securities	9,833	9,082	8,363
Asset-backed securities	2,100	2,349	1,981
Municipal	604	557	504
Non-US	5,778	5,432	5,384
Cash & cash equivalent	3,125	2,452	2,299

Total	$32,137	$30,908	$29,639

Credit Quality by Market Value
AAA	$21,363	$19,938	$18,985
AA	2,358	2,556	2,108
A	4,157	4,317	4,350
BBB	2,117	2,076	2,083
BB	912	906	945
B	1,159	1,064	1,106
Other	71	51	62

Total	$32,137	$30,908	$29,639

Cost/Amortized Cost
Fixed maturities available for sale	$26,376	$25,591	$24,273
Fixed maturities held to maturity	3,141	3,107	3,076
Short term investments	3,125	2,452	2,299

Subtotal	32,642	31,150	29,648
Equity securities	1,215	1,325	1,280
Other investments	564	590	592

Total	$34,421	$33,065	$31,520

Avg. duration of fixed maturities, adjusted for int. rate swaps	3.2 years	3.1 years	2.9 years
Avg. market yield of fixed maturities	5.7%	5.4%	5.0%
Avg. credit quality	AA	AA	AA

Investments	Page 19

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended June 30, 2006			Six months ended June 30, 2006
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$(81)	$(236)	$(317)	$(125)	$(429)	$(554)
Equity securities	57	(24)	33	100	24	124
Equity and fixed income derivatives	6	—	6	20	—	20
Foreign exchange gains (losses)	(3)	—	(3)	(7)	—	(7)
Other	3	(3)	—	2	9	11

Total inv. portfolio gains (losses)	(18)	(263)	(281)	(10)	(396)	(406)
Other FAS 133 adjustments	11	—	11	10	—	10

Total gains (losses)	(7)	(263)	(270)	—	(396)	(396)
Income tax expense (benefit)	(1)	(32)	(33)	(2)	(67)	(69)

Net gains (losses)	$(6)	$(231)	$(237)	$2	$(329)	$(327)

(1) The quarter includes impairments of $56M for fixed maturities, $4M for equities and $1M for other investments. Year to date includes impairments of $80M for fixed maturities, $6M for equities and $6M for other investments.

	Three months ended June 30, 2005			Six months ended June 30, 2005
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$26	$190	$216	$21	$(143)	$(122)
Equity securities	21	(14)	7	35	(38)	(3)
Equity and fixed income derivatives	(43)	—	(43)	(43)	—	(43)
Foreign exchange gains (losses)	2	—	2	(1)	—	(1)
Other	2	13	15	4	21	25

Total inv. portfolio gains (losses)	8	189	197	16	(160)	(144)
Other FAS 133 adjustments	24	—	24	2	—	2

Total gains (losses)	32	189	221	18	(160)	(142)
Income tax expense (benefit)	8	43	51	12	(25)	(13)

Net gains (losses)	$24	$146	$170	$6	$(135)	$(129)

(2) The quarter includes impairments of $4M for fixed maturities and $1M for equities. Year to date includes impairments of $24M for fixed maturities and $2M for equities.

Investment Gains (Losses)	Page 20

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	June 30 2006	March 31 2006	December 31 2005	December 31 2004
Total short-term debt	$800	$300	$300	$146
Total long-term debt	1,620	1,812	1,811	1,849

Total debt	2,420	2,112	2,111	1,995

Total trust preferreds	309	309	309	412

Perpetual preferred	557	557	557	557
Ordinary shareholders’ equity	11,909	11,600	11,255	9,288

Total shareholders’ equity	$12,466	$12,157	$11,812	$9,845

Total capitalization	$15,195	$14,578	$14,232	$12,252
Tangible shareholders’ equity (1)	$9,763	$9,454	$9,109	$7,145

Leverage ratios
Debt/ total capitalization	15.9%	14.5%	14.8%	16.3%
Debt plus trust preferreds/ total capitalization	18.0%	16.6%	17.0%	19.6%
Debt/ tangible equity	24.8%	22.3%	23.2%	27.9%
Debt plus trust preferreds/ tangible equity	28.0%	25.6%	26.6%	33.7%
Debt plus total preferred stock/ total capitalization	21.6%	20.4%	20.9%	24.2%

(1) Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 21

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended June 30		Six months ended June 30
	2006	2005	2006	2005
Numerator
Income excluding net realized gains (losses) and cumulative effect(1)	$579	$443	$1,056	$898
Perpetual preferred dividend	(11)	(11)	(22)	(22)

Income to ordinary shares, excl. net realized gains (losses) and cumulative effect	568	432	1,034	876
Net realized gains (losses), net of income tax	(6)	24	2	6

Net income available to the holders of ordinary shares excluding cumulative effect	562	456	1,036	882
Cumulative effect of a change in accounting principle, net of tax	—	—	4	—

Net income available to the holders of ordinary shares	$562	$456	$1,040	$882

Rollforward of ordinary shares
Ordinary shares - beginning of period	325,143,060	287,353,327	323,322,586	284,478,525
Issued under employee stock purchase plan	26,934	—	101,532	109,411
Stock (cancelled) granted	(99,832)	(3,505)	1,008,180	1,340,712
Issued for option exercises	301,319	723,617	939,183	2,144,791

Ordinary shares - end of period	325,371,481	288,073,439	325,371,481	288,073,439

Denominator
Weighted average shares outstanding	321,430,985	283,972,257	321,271,345	283,595,386
Effect of other dilutive securities	4,699,533	4,478,907	4,960,755	4,577,133

Adj. wtd. avg. shares outstanding and assumed conversions	326,130,518	288,451,164	326,232,100	288,172,519

Basic earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$1.77	$1.52	$3.22	$3.09
Net realized gains (losses), net of income tax	(0.02)	0.09	—	0.02
Cumulative effect of a change in accounting principle, net of tax	—	—	0.01	—

Net income	$1.75	$1.61	$3.23	$3.11

Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$1.74	$1.50	$3.17	$3.04
Net realized gains (losses), net of income tax	(0.02)	0.08	—	0.02
Cumulative effect of a change in accounting principle, net of tax	—	—	0.01	—

Net income	$1.72	$1.58	$3.18	$3.06

(1) See page 23 Non-GAAP Financial Measures.

Earnings per share	Page 22

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share is provided on page 24.

In presenting our segment operating results we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income (loss) excluding net realized gains (losses), the tax expense (benefit) on net realized gains (losses) and cumulative effect of a change in accounting principle, net of tax. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. We exclude the benefit of the cumulative effect of a change in accounting principle, net of tax, because this benefit resulted in a one time adjustment to income. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) and cumulative effect should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	2Q-06	1Q-06	4Q-05	3Q-05	2Q-05	YTD 2006	YTD 2005	Full Year 2005
Net income (loss), as reported	$573	$489	$236	$(112)	$467	$1,062	$904	$1,028
Net realized gains (losses)	(7)	7	(25)	83	32	—	18	76
Income tax expense (benefit) on net realized gains (losses)	(1)	(1)	(17)	8	8	(2)	12	3
Cumulative effect of a change in accounting principle, net of tax	—	4	—	—	—	4	—	—

Income (loss) excluding net realized gains (losses) and cumulative effect	$579	$477	$244	$(187)	$443	$1,056	$898	$955

Reconciliation Non-GAAP	Page 23

ACE Limited Book Value per Ordinary Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Ordinary Share

	June 30 2006	March 31 2006	December 31 2005
Shareholders’ equity	$12,466	$12,157	$11,812
Proceeds from issuance of preferred shares	(557)	(557)	(557)

Numerator for book value per share calculation	11,909	11,600	11,255
Less: goodwill	2,703	2,703	2,703

Numerator for tangible book value per share	$9,206	$8,897	$8,552

Denominator	325,371,481	325,143,060	323,322,586

Book value per ordinary share	$36.60	$35.68	$34.81
Tangible book value per ordinary share	$28.29	$27.37	$26.45

Reconciliation Book Value	Page 24

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Consolidated Statement of Comprehensive Income	2Q-06	1Q-06	4Q-05	3Q-05	2Q-05	YTD 2006	YTD 2005	Full Year 2005
Net income (loss)	$573	$489	$236	$(112)	$467	$1,062	$904	$1,028
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	(264)	(117)	(113)	(78)	247	(381)	(54)	(245)
Reclassification adjustment for net realized gains (losses) included in net income	3	(15)	16	(47)	(56)	(12)	(104)	(135)
Amortization of net unrealized appreciation related to held to maturity securities	(2)	(1)	(2)	(2)	(2)	(3)	(2)	(6)
Change in cumulative translation adjustment	50	24	(35)	(25)	(68)	74	(79)	(139)
Minimum pension liability adjustment	(3)	(1)	1	1	4	(4)	6	8
Income tax (expense) benefit related to other comprehensive income items	18	28	24	40	(21)	46	51	115

Other comprehensive income (loss)	(198)	(82)	(109)	(111)	104	(280)	(182)	(402)

Comprehensive income (loss)	$375	$407	$127	$(223)	$571	$782	$722	$626

Comprehensive Income	Page 25

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) and cumulative effect less perpetual preferred securities divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per ordinary share: Ordinary shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations. Calculated on a GAAP basis.

Cumulative effect: The cumulative effect of a change in accounting principle is a benefit resulting from the accrual of a forfeiture rate on the restricted stock under Financial Accounting Standard 123R “Share-Based Payment”.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses) and cumualtive effect.

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P & C: Property and casualty.

Property and casualty combined ratios: Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios excluding life reinsurance business and financial services segment. Calculated on a GAAP basis.

Return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) and cumulative effect less perpetual preferred securities divided by average ordinary shareholders’ equity.

Tangible book value per ordinary share: Ordinary shareholders’ equity less goodwill divided by the shares outstanding.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

YTD: Year to date.

Glossary	Page 26